UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             October 17, 2007

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.		20036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

                This Amendment to the Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Liquidity Services, Inc. (the “Company”) on October 23, 2007 by including as exhibits the security agreements, dated June 7, 2005 (the “Security Agreements”), between each of the Company and Surplus Acquisition Venture, LLC, a wholly-owned subsidiary of the Company (“Surplus”), and United Bank (the “Lender”), pursuant to which the Company’s obligations under the loan agreement among the Company, Surplus, and the Lender, as amended and as modified by the Fifth Modification of Loan Agreement, are secured by substantially all of the Company’s and Surplus’ assets.

                The foregoing description of the Security Agreements is qualified in its entirety by reference to the actual terms of the Security Agreements, which are attached hereto as Exhibit 10.1 and Exhibit 10.2.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Security Agreement, dated June 7, 2005, by and between Liquidity Services, Inc. and United Bank

10.2	Security Agreement, dated June 7, 2005, by and between Surplus Acquisition Venture, LLC and United Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: February 21, 2008	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Security Agreement, dated June 7, 2005, by and between Liquidity Services, Inc. and United Bank

10.2	Security Agreement, dated June 7, 2005, by and between Surplus Acquisition Venture, LLC and United Bank